UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21765

Macquarie Global Infrastructure Total Return Fund Inc.

(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY 10019

(Address of principal executive offices) (Zip code)

Macquarie Global Infrastructure Total Return Fund Inc.

                    125 West 55th Street, New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1 (866) 567-4771

Date of fiscal year end: November 30

Date of reporting period: May 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Section 19(b) disclosure
Macquarie Global Infrastructure Total Return Fund Inc.	May 31, 2017 (Unaudited)

Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.37 per share on a quarterly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/ or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total investment return on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

A cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period, if applicable, are included in Additional Information. Section 19(a) notices for the Fund, as applicable, are available on the Fund website at www.macquarie.com/mgu.

Unless otherwise noted, views expressed herein are current as of May 31, 2017, and subject to change for events occurring after such date.

The Macquarie Global Infrastructure Total Return Fund Inc. is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). Macquarie Global Infrastructure Total Return Fund Inc.’s obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“MBL”). MBL does not guarantee or otherwise provide assurance in respect of the obligations of the Macquarie Global Infrastructure Total Return Fund Inc., unless noted otherwise.

Caution regarding forward-looking statements and past performance

This Semi-Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Macquarie Capital Investment Management LLC (“MCIM” or “Manager”) and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical facts. For example, forward-looking statements may include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Past performance is not a reliable indication of future performance. When evaluating the information included in this Semi-Annual Report, you are cautioned not to place undue reliance on these forward looking statements, which reflect the judgment of MCIM and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Capitalized terms used but not defined herein have the meaning assigned to them in the Fund’s Prospectus.

Stockholder letter
Macquarie Global Infrastructure Total Return Fund Inc.	May 31, 2017 (Unaudited)

Introduction

We are pleased to present this Semi-Annual Report to the shareholders of Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or the “Fund”) for the six months ended May 31, 2017 (the “Period”). The Fund commenced operations and began trading on the New York Stock Exchange on August 26, 2005.

Performance & Portfolio Review

The Global infrastructure sector (as per the S&P Global Infrastructure Index – Net Total Return) was up 17.19% and strongly outperformed global equities which were up 12.87% (as per the MSCI World Index - Net Total Return) in the 6 months ending May 31, 2017.

Central banks slightly reduced monetary stimulus during December, though the moves were generally well telegraphed and were taken positively by markets. The most notable was the US Federal Reserve (“Fed”), which hiked rates (as widely expected) for the first time since December 2015. The accompanying statement was more hawkish than many expected, forecasting a pickup in growth and employment and one more rate hike for 2017 than they had previously indicated. The European Central Bank announced an extension to its purchase program at its meeting in early December, by 9 months instead of the expected 6, though the pace of purchases was dropped to Euro 60bn/month (from Euro 80bn/month).

Markets started 2017 on a positive note, with business and consumer sentiment hitting recent highs in the US and inflation figures generally coming in above expectations. Economic data continued to show signs that the global slowdown evident in early 2016 is abating.

Donald Trump was sworn in as the new US President at the end of January and promptly began pushing against long-held US policies, including bans on immigration and improved regulatory environment for pipelines.

Markets continued on a positive note during February, as continued strength in US and global economic indicators helped maintain expectations of a cyclical upswing in growth. Key business surveys on manufacturing and services were strong and beat expectations, indicating a strong outlook for growth in the short term.

European political issues remained near the surface and provided a bid to ‘safe haven’ assets. The first round of French elections delivered a more benign result than had been feared, with centrist Macron leading the voting and Le Pen also reaching the second round. While the result was still significant (with neither major party reaching the second round) the expectation is that Macron will attract most of the remaining voters and comfortably take the Presidency. The result was a rare win (in recent times, at least) for a centrist candidate, and was well received in European markets.

As February drew to a close, the Fed became increasingly vocal about the possibility of a March rate hike. The Fed followed through on its comments and hiked its short-term rates in March for the third time since the financial crisis, marking an increase in the pace of rate moves.

Oil prices weakened over the month of March, breaking back down below $50 a barrel as US supply continued to grow and OPEC’s production cuts looked less rigidly applied than hoped. The price moves were only moderate, especially compared to the sell-off witnessed through 2015 and early 2016.

Market activity was relatively subdued in April, and trading levels remained in recent ranges. There were a couple of key developments, including slowing global momentum in key economic measures, balanced by more positive outcomes from French elections and the start of US earnings season. Global equity markets ended the month modestly up, with European markets outperforming as the political risk in that region retreated somewhat.

In May, market sentiment was seemingly balanced between negative developments in the political landscape and signs of slowing global growth, against better corporate earnings and continued central bank support. Performance for most markets was modest, with uncertainty still high and pricing for many asset classes near or at record highs.

For the Six-Month Period Ended May 31, 2017[1]	Total Return (%)[2]
Macquarie Global Infrastructure Total Return Fund – NAV	24.10
Macquarie Global Infrastructure Total Return Fund – Market Price	31.33
S&P Global Infrastructure Index (Net Total Return)[3]	17.19
Macquarie Global Infrastructure Index[4] (“MGII100”)	16.45
MSCI World Index (Net Total Return)[5]	12.87

Unless otherwise indicated, all references to currency are to USD. One cannot invest directly into an index.

1 Calculated on a total return basis, adjusting for distributions and assuming dividend reinvestment.

2 Source: The Bank of New York Mellon, Bloomberg L.P.

3 The S&P Global Infrastructure Index (Net Total Return) consists of approximately 75 infrastructure/utilities stocks and is selected by Standard & Poor’s Financial Services LLC.

4 The Macquarie Global Infrastructure Index (MGII100) is designed to reflect the stock performance of companies worldwide within the infrastructure industry, principally those engaged in management, ownership and operation of infrastructure and utility assets. This index covers the top 100 constituents from developed and advanced emerging countries of the Macquarie Global Infrastructure Index.

5 The MSCI World Index (Net Total Return) is a stock market index of approximately 1600 ‘world’ stocks maintained by MSCI Inc. The index includes a collection of stocks of all the developed markets in the world, as defined by MSCI.

The major positive contributors to the Fund’s performance during the Period were:

•	The strong performance of the Electric Utility sector;

•	The Toll Roads sector; and

•	Continued strong performance of the Airport sector.

Also of note was the Pipeline sector, which was a positive contributor to performance.

There were no negative contributing sectors. The weakest positive contributing sector was the Water sector.

Let’s look at these sectors in further detail.

Electric Utilities

Within the Electric Utility sector, North American utilities, such as NextEra Energy and PG&E Corp, were among the largest contributors. While there was company specific news which led to differentiation within the space, the primary catalyst for high returns among U.S. utilities was a falling 10 year bond and a general increase in risk aversion.

Toll Roads

Australian Toll Road owner and operator Transurban was a strong performer as the company made several announcements when reporting its earnings. Along with reporting stronger than expected toll revenue growth across all networks, the company announced it was increasing its dividend per share for fiscal year 2017 to 51.5 cents per share from 50.5 cents per share.

Transurban also announced it would not pursue near term equity raising. Management reiterated that out of their roughly $9bn project development pipeline, only Western Distributor may need additional equity depending on timing of the 4 year construction project. This eased investor concerns around possible dilutive equity raising to fund future projects. Abertis was another strong

Stockholder letter

Macquarie Global Infrastructure Total Return Fund Inc.

performer in the Toll Road sector, with the name improving on the back of speculation that Altantia was considering a bid for the company.

Airports

The Airport sector was up during the period led by positions in AENA and Flughafen Zurich. We believe short term momentum in the sector is strong and driving the share prices but long term valuation is stretched.

Pipelines

The Pipeline sector was another positive contributor to performance, driven by our investments in Cheniere and Veresen. Cheniere was up after management brought forward the expected in-service date for commercial service of its Sabine Pass Liquefaction Train 3 project to the first quarter of 2017. This is approximately three months ahead of schedule and confirmed that the construction of Trains 4 and 5 remain on schedule for 2H17 and 2H19, respectively. Veresen was up on news that Pembina and Veresen announced a merger agreement, valuing Veresen at a 22.5% premium to its closing price on April 28th. The deal, which is subject to shareholder and regulatory approvals, is expected to close in the second half of 2017, creating one of the largest energy infrastructure companies in Canada with a pro-forma enterprise value of approximately C$33 billion.

There were also two notable detractors within the Pipeline sector. Kinder Morgan was down after they announced 2017 operating guidance below expectations. In addition, they received approval from British Columbia to proceed with the TransMountain pipeline expansion project through either a JV or IPO of the business, creating uncertainty as to the potential value of the project. Enbridge was also down during the period after reporting first quarter results that were below street estimates and lower FY 2017 guidance.

Water

The Water sector contributed to the Fund’s overall performance but lagged other sectors, notably because of Sanepar, which fell on the back of regulatory uncertainty. Sanepar’s regulator opened consultations around water tariff increases in March. The outcome of managements’ negotiations with the regulator is uncertain, which weighed on the stock price. The Fund’s other position in the Water sector, Pennon Group, was up over the period as earlier analyst concerns around its waste management business eased.

Leverage

Leverage made a positive contribution to the Fund’s return during the Period.

As of May 31, 2017, the Fund had USD 108 million and EUR 34 million in leverage outstanding. At Period-end, the Fund’s leverage was 29.8% of its Total Assets, which is within the limit outlined in the Fund’s Prospectus. To avoid magnifying the USD exposure due to leverage, the Fund also borrows in Euro to help offset the currency exposure of the investments with the currency of the borrowings.

In determining the leverage level for the Fund, we balance the cost of leverage against the longer term potential for enhanced yield and capital returns.

Performance Relative to Reference Benchmarks

The Fund, which is not managed against any benchmark, strongly outperformed two reference benchmarks, the S&P Global Infrastructure Index (Net Total Return) and the Macquarie Global Infrastructure Index (“MGII100”). The Fund also strongly outperformed the MSCI World Index (Net Total Return). The main contributors to the Fund’s outperformance were the benefit of leverage and stock selection across the portfolio.

Fund Diversification by Country & Sector6

At the end of the Period, the Fund held positions in 49 global infrastructure stocks representing 16 countries and 11 infrastructure sectors.

The table below shows the top ten holdings in the Fund as of May 31, 2017.

Rank	Stock	Country	Infrastructure Sector[7]	%[8]
1	Sempra Energy	United States	Electricity and Gas Distribution	4.8
2	Enbridge Inc	Canada	Pipelines	4.7
3	Abertis Infraestructuras SA	Spain	Toll Roads	4.4
4	Cheniere Energy Inc	United States	Pipelines	4.3
5	NextEra Energy Inc	United States	Electric Utility	4.3
6	Transurban Group	Australia	Toll Roads	4.3
7	TransCanada Corp	Canada	Pipelines	3.7
8	Kinder Morgan Inc/DE	United States	Pipelines	3.3
9	Iberdrola SA	Spain	Electric Utility	3.2
10	Groupe Eurotunnel SE	France	Rail / Other Transportation	3.0

The tables below show the structure of the portfolio by country and sector.

	% of Fund on	% Point Change	% of Fund on
Country	May 31, 2017[8]	over Period	November 30, 2016[8]
United States	33.7	(3.4)	37.1
Canada	9.6	0.3	9.3
Spain	9.1	0.5	8.6
Italy	9.0	2.3	6.7
Australia	8.5	(0.2)	8.7
China	6.6	(0.2)	6.8
United Kingdom	3.7	(1.2)	4.9
France	3.0	(1.4)	4.4
Mexico	2.9	0.5	2.4
Switzerland	2.1	0.4	1.7
Germany	1.5	(0.8)	2.3
Singapore	1.4	0.2	1.2
Brazil	1.4	(0.4)	1.8
Japan	0.7	(0.3)	1.0
Netherlands	0.5	–	0.5
New Zealand	0.4	0.4	–
Other Net Assets	5.9	3.7	2.2

Stockholder letter

Macquarie Global Infrastructure Total Return Fund Inc.

	% of Fund on	% Point Change	% of Fund on
Infrastructure Sector[7]	May 31, 2017[8]	over Period	November 30, 2016[8]
Pipelines	27.1	0.4	26.7
Electric Utility	14.5	(2.9)	17.4
Toll Roads	11.7	(1.0)	12.7
Airports	9.7	3.3	6.4
Electricity and Gas Distribution	8.7	0.3	8.4
Seaports	6.1	(0.8)	6.9
Electricity Transmission	4.1	(0.6)	4.7
Communications Infrastructure	4.0	(0.5)	4.5
Rail / Other Transportation	3.7	(1.3)	5.0
Electricity Generation	3.1	(0.1)	3.2
Water	1.7	(0.2)	1.9
Other Net Assets	5.9	3.7	2.2

6 Subject to change.

7 Industry sectors are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or sector classification. Classifications are made by the Investment team and based on the primary business sector of the issuer.

8 Based on Total Assets as defined in the Prospectus. Values may not equate due to rounding.

Distributions

The Fund maintained its quarterly distribution of $0.37 per share during this Period.

A portion of the distributions may be treated as paid from sources other than net income, including, but not limited to, short-term capital gain, long-term capital gain and return of capital. The final determination of the source of all distributions in 2017, including the percentage of qualified dividend income, will be made by the Fund after December 31, 2017.

Outlook

While the overall pace of global growth remains relatively robust, we think the slowdown in recent months underscores the structural problems that remain and the difficulty in escaping from the post-crisis low growth environment. Political setbacks to the Trump reform agenda also mean the hoped-for fiscal boost is less likely, and if it occurs it will be later than expected. The market has begun to wind back expectations for the ‘cyclical uptick’ in growth, but the ongoing support from central banks and corporate earnings means risk markets and anything with yield continues to be bought. In this environment we believe quality and defensive assets that are underpinned by long-term, stable cash flows will continue to be attractive to investors around the world.

Conclusion

The Fund’s investment strategy is to invest in the listed securities of companies globally that own and/or operate infrastructure assets that we believe provide essential services, have strong strategic positions, and are well positioned to generate sustainable and growing cash flow streams for shareholders from their infrastructure assets.

We believe that MGU provides investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in the Fund.

For any questions or comments you may have, please call us at 1-866-567-4771 or visit us online at www.macquarie.com/mgu.

Yours sincerely,

Brad Frishberg

Chief Executive Officer

Co-Portfolio Manager

Jonathon Ong

Co-Portfolio Manager

Schedule of investments
Macquarie Global Infrastructure Total Return Fund Inc.	May 31, 2017 (Unaudited)

	Number of shares	Value (U.S. $)
Common Stock – 127.15%Δ
Australia – 12.06%
APA Group ¥	994,879	$7,081,989
Sydney Airport ¥	2,463,059	13,616,554
Transurban Group ¥	2,282,214	20,892,314

		41,590,857

Brazil – 1.15%
Prumo Logistica †	1,596,571	3,976,688

		3,976,688

Canada – 13.73%
Enbridge ¥	603,304	23,223,754
TransCanada ¥	387,656	17,996,008
Veresen ¥	451,100	6,131,100

		47,350,862

China/Hong Kong – 9.48%
China Longyuan Power Group	4,264,000	3,212,001
China Merchants Port Holdings	3,165,886	9,384,857
CLP Holdings	445,500	4,870,883
COSCO SHIPPING Ports	6,032,820	7,045,019
ENN Energy Holdings	723,000	3,804,018
Huadian Fuxin Energy	18,758,000	4,381,051

		32,697,829

France – 4.22%
Groupe Eurotunnel ¥	1,234,091	14,535,598

		14,535,598

Germany – 2.17%
Innogy 144A #	181,980	7,467,765

		7,467,765

Italy – 12.78%
Atlantia ¥	315,898	8,793,575
Enav 144A #	3,324,919	14,013,970
Enel	1,703,915	9,107,300
Snam ¥	1,050,559	4,817,378
Terna Rete Elettrica Nazionale	1,300,036	7,345,826

		44,078,049

Japan – 1.00%
East Japan Railway	35,800	3,431,305

		3,431,305

Mexico – 4.12%
Infraestructura Energetica Nova	1,747,400	8,153,159
OHL Mexico ¥	5,443,722	6,049,229

		14,202,388

	Number of shares	Value (U.S. $)
Common StockΔ (continued)
Netherlands – 0.69%
Koninklijke Vopak	52,652	$2,384,213

		2,384,213

New Zealand – 0.57%
Auckland International Airport	395,766	1,960,001

		1,960,001

Singapore – 2.05%
Hutchison Port Holdings Trust ¥	17,440,700	7,063,484

		7,063,484

Spain – 13.03%
Abertis Infraestructuras	1,178,477	21,558,883
Aena ≥	38,935	7,859,692
Iberdrola	1,946,774	15,522,755

		44,941,330

Switzerland – 2.93%
Flughafen Zuerich ¥	40,837	10,119,127

		10,119,127

United Kingdom – 5.29%
National Grid ¥	923,252	12,960,239
Pennon Group ¥	445,396	5,285,322

		18,245,561

United States – 41.88%
American Electric Power ¥	50,600	3,632,068
American Tower ¥	56,500	7,412,235
Cheniere Energy †¥	432,100	21,051,912
Crown Castle International ¥	118,390	12,034,344
Dominion Resources ¥	73,200	5,912,364
Edison International ¥	51,500	4,200,855
Kinder Morgan ¥	874,700	16,409,372
NextEra Energy ¥	149,000	21,074,560
NiSource ¥	187,200	4,880,304
PG&E ¥	185,600	12,691,328
Sempra Energy ¥	203,100	23,659,119
Southwest Gas Holdings	54,000	4,296,780
Williams ¥	250,900	7,175,740

		144,430,981

Total Common Stock (cost $420,268,434)		438,476,038

Schedule of investments

Macquarie Global Infrastructure Total Return Fund Inc.

	Number of shares	Value (U.S. $)
Master Limited Partnership – 6.05%
Enbridge Energy Partners ¥	248,500	$4,115,160
Enterprise Products Partners ¥	338,356	9,071,324
Magellan Midstream Partners ¥	105,734	7,675,231

Total Master Limited Partnership (cost $19,849,786)		20,861,715

Preferred Stock – 0.84%Δ
Brazil - 0.84%
Cia de Saneamento do Parana 0.08%	899,400	2,887,797

Total Preferred Stock (cost $3,627,167)		2,887,797

Total Value of Securities – 134.04% (cost $443,745,387)		$462,225,550

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At May 31, 2017, the aggregate value of Rule 144A securities was $21,481,735, which represents 6.23% of the Fund’s net assets.

≥	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At May 31, 2017, the aggregate value of Regulation S securities was $7,859,692, which represents 2.28% of the Fund’s net assets.

Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 6 in “Stockholder letter.”

†	Non-income producing security.

¥	Fully or partially pledged as collateral for borrowing transactions.

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Macquarie Global Infrastructure Total Return Fund Inc.
(Expressed in U.S. Dollars)	May 31, 2017 (Unaudited)

Assets:
Investments, at value[1]	$462,225,550
Cash	24,548,511
Foreign currencies, at value[2]	598,371
Dividends receivable	3,872,265
Receivable for securities sold	3,125,723
Tax reclaim receivable	461,913
Prepaid arrangement fees on loan outstanding	64,194
Other assets	15,638

Total assets	494,912,165

Liabilities:
Payable for securities purchased	2,295,131
Loan payable, at value[3]	146,194,093
Accrued investment advisory expense to affiliates	1,125,782
Accrued administration expense	160,030
Accrued directors expense	53,054
Accrued legal expense	19,950
Accrued interest on loans payable	3,940
Other payables and accrued expenses	213,701

Total liabilities	150,065,681

Total Net Assets	$344,846,484

Net Assets Consist of:
Paid-in capital	$317,827,483
Accumulated net investment income	1,211,730
Accumulated net realized gain on investments and foreign currency	6,985,398
Net unrealized appreciation of investments	18,480,163
Net unrealized appreciation of foreign currencies	341,710

Total Net Assets	$344,846,484

Net Asset Value
Common Shares
Net assets	$344,846,484
Shares of common stock outstanding at $0.001 par value, 100,000,000 shares authorized	12,468,293
Net asset value per share	$27.66

[1]Investments, at cost	$443,745,387
[2]Foreign currencies, at cost	656,829
[3]Loans payable, at cost	146,594,262

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Macquarie Global Infrastructure Total Return Fund Inc.
(Expressed in U.S. Dollars)	Six months ended May 31, 2017 (Unaudited)

Investment Income:
Dividends (net of foreign withholding tax $908,366)	$13,183,985

Expenses:
Investment advisory	2,136,021
Interest on loan	1,205,532
Administration	101,245
Directors	100,861
Legal	75,132
Audit & tax services	73,328
Insurance	46,658
Custody	43,042
Printing	20,802
Transfer agent	17,665
Other expenses	64,447

Total operating expenses	3,884,733

Net Investment Income	9,299,252

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(301,622)
Foreign currencies	2,127,904

Net realized gain	1,826,282

Net change in unrealized appreciation (depreciation) of:
Investments	59,439,874
Foreign currencies	(4,201,895)

Net change in unrealized appreciation (depreciation)	55,237,979

Net Realized and Unrealized Gain	57,064,261

Net Increase in Net Assets Resulting from Operations	$66,363,513

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Macquarie Global Infrastructure Total Return Fund Inc.

(Expressed in U.S. Dollars)

	Six months
	ended
	5/31/17	Year ended
	(Unaudited)	11/30/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$9,299,252	$11,211,079
Net realized gain	1,826,282	6,603,923
Net change in unrealized appreciation (depreciation)	55,237,979	(12,361,789)

Net increase in net assets resulting from operations	66,363,513	5,453,213

Distributions to Shareholders from:
Net investment income	(9,226,537)	(14,948,379)
Net realized gain	—	(3,504,695)

	(9,226,537)	(18,453,074)

Net Increase (Decrease) in Net Assets	57,136,976	(12,999,861)

Net Assets:
Beginning of period	$287,709,508	$300,709,369

End of period	$344,846,484	$287,709,508

Accumulated net investment gain	$1,211,730	$1,139,015

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows
Macquarie Global Infrastructure Total Return Fund, Inc.
(Expressed in U.S. Dollars)	Six months ended May 31, 2017 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$66,363,513

Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(172,325,590)
Proceeds from disposition of investment securities	167,979,914
Net realized loss (gain) on investment securities	301,622
Net realized loss (gain) on foreign currency transactions	(2,127,904)
Net change in unrealized (appreciation)/depreciation on investments	(59,439,874)
Net change in unrealized (appreciation)/depreciation on translation of liabilities denominated in foreign currencies	4,201,895
(Increase) decrease in dividends receivable	(2,115,556)
(Increase) decrease in tax reclaim receivable	(25,138)
(Increase) decrease in prepaid arrangement fees on loan outstanding	14,959
(Increase) decrease in other assets	46,658
Increase (decrease) in accrued interest on loan payable	(2,145)
Increase (decrease) in accrued investment advisory expense to affiliates	63,131
Increase (decrease) in accrued legal expense	5,223
Increase (decrease) in accrued administration expense	101,244
Increase (decrease) in accrued directors expense	2,023
Increase (decrease) in other payables and accrued expenses	40,094

Net cash provided by operating activities	3,084,069

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash received from borrowings	38,098,564
Cash payments to reduce borrowings	(15,687,529)
Cash distributions paid	(9,226,537)

Net cash used in financing activities	13,184,498

Effect of exchange rates on cash	(26,575)

Net increase (decrease) in cash	16,241,992
Cash and foreign currency, beginning balance	8,904,890

Cash and foreign currency, ending balance	$25,146,882

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowings	$1,207,677

See accompanying notes, which are an integral part of the financial statements.

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Financial highlights

Macquarie Global Infrastructure Total Return Fund Inc.

(Expressed in U.S. Dollars)

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period
Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss)
Total from investment operations
Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions
Accretive effect of tender offers
Net asset value, end of period
Market value, end of period
Total return based on6:
Net asset value
Market value
Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[7]
Ratio of expenses to average net assets excluding interest expenses
Ratio of net investment income to average net assets
Portfolio turnover
Leverage analysis:
Debt outstanding at end of period (000 omitted)
Asset coverage ratio to total assets[11]

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	Certain line items from 2012 have been reclassified to conform to the 2013 presentation.
[3]	Per share amounts have been calculated using average shares method.
[4]	Includes accretive effect of tender offer of $0.21. As shares of common stock were tendered at a price less than NAV (92%), there is an accretive impact to shares remaining in the Fund.
[5]	Includes accretive effect of tender offer of $0.26. As shares of common stock were tendered at a price less than NAV (95%), there is an accretive impact to shares remaining in the Fund.
[6]	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns exclude brokerage commissions on buying and selling of MGU shares, but do include commissions on buying and selling the underlying portfolio securities. Past performance is not a guarantee of future results.
[7]	For the six months ended May 31, 2017, and the years ended November 30, 2016, 2015, 2014, 2013 and 2012, the annualized ratios to Total Assets were 1.59%, 1.88%, 1.89%, 1.53%, 1.56%, and 2.08%, respectively. The prospectus for the Fund defines Total Assets as Total Net Assets plus leverage.
[8]	Excludes reimbursement from MCIM for certain expenses related to the 2012 proxy. The expense ratio, had the reimbursement been included, would have been 2.11%.
[9]	Excludes reimbursement from MCIM for certain expenses related to the 2012 proxy. The expense ratio, had the reimbursement been included, would have been 1.73%.
[10]	Excludes reimbursement from MCIM for certain expenses related to the 2012 proxy. The net investment income ratio, had the reimbursement been included, would have been 4.44%.
[11]	Asset coverage ratios are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 6)

See accompanying notes, which are an integral part of the financial statements.

Six months ended
5/31/17[1]	Year ended
(Unaudited)	11/30/16	11/30/15	11/30/14	11/30/13		11/30/12[2]
$23.08	$24.12	$28.58	$24.98	$21.38		$18.94

0.75 [3]	0.90 [3]	0.67 [3]	0.90 [3]	1.59		0.97
4.57	(0.46)	(3.69)	4.10	3.08		2.17

5.32	0.44	(3.02)	5.00	4.67		3.14

(0.74)	(1.20)	(0.73)	(1.30)	(1.28)		(0.96)
—	(0.28)	(0.71)	(0.10)	—		—

(0.74)	(1.48)	(1.44)	(1.40)	(1.28)		(0.96)

—	—	—	—	0.21	[4]	0.26 [5]

$27.66	$23.08	$24.12	$28.58	$24.98		$21.38

$24.64	$19.42	$19.76	$26.60	$21.95		$18.85

24.10%	2.82%	(10.16% )	21.24%	24.25%		18.89%
31.33%	5.60%	(20.92% )	28.42%	23.84%		22.85%

$344,846	$287,710	$300,709	$356,360	$311,413		$296,189
2.48%	2.56%	2.37%	2.20%	2.22%	[8]	2.40%
1.71%	1.83%	1.73%	1.73%	1.85%	[9]	1.98%
5.93%	3.73%	2.47%	3.32%	4.33%	[10]	4.19%
38%	65%	53%	61%	70%		71%

$146,194	$121,736	$127,262	$133,521	$122,176		$108,811
336%	336%	336%	367%	355%		372%

Notes to financial statements
Macquarie Global Infrastructure Total Return Fund Inc.	May 31, 2017 (Unaudited)

1. Organization and Significant Accounting Policies

The Fund is a diversified, closed-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized under the laws of the State of Maryland. The Fund’s investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income and capital appreciation.

The Fund’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the ticker “MGU”.

The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The following summarizes the significant accounting policies of the Fund.

Cash and Cash Equivalents – Cash equivalents are funds (proceeds) temporarily invested in original maturities of 90 days or less.

Restricted Cash – As of May 31, 2017, the Fund did not classify any funds (proceeds) as restricted.

Portfolio Valuation – The net asset value (“NAV”) of the Fund’s shares of common stock will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities (subject to the fair value policies described below).

Readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined, or if no sale price, at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ official closing price as determined by NASDAQ. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices.

Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third-party pricing service. The official non-U.S. security price is determined using the last sale price at the official close of the security’s respective non-U.S. market, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to the procedures adopted by the Fund’s Board of Directors. Although there are observable inputs assigned on a security level, prices are derived from factors using Interactive Data Corporation’s (“IDC”) Fair Value Information Service (“FVIS”) model. For this reason, significant events will cause movements between Level 1 and Level 2 (see the description of inputs and levels below). Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar as provided by a pricing service. When price quotes are not available, fair market value may be based on prices of comparable securities in accordance with the Fund’s valuation policy.

In the event that the pricing service cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, especially with unlisted securities or instruments, fair value is determined by the Valuation Committee. Except as otherwise designated by the Board of Directors, the Valuation Committee shall be comprised of at least five members designated by the Fund or MCIM, each of whom are officers of the Fund, and representatives of MCIM. A quorum of the Valuation Committee will consist of a minimum of three voting members, provided that the members present include at least one of the following: the Portfolio Manager, the Chief Financial Officer (or appropriate designee) or the Trader. The Chief Compliance Officer (or appropriate designee) must be in attendance, but shall be non-voting. In fair valuing the Fund’s investments, the Valuation Committee will consider the Securities and Exchange Commission (the “SEC”) pronouncements on valuations, including Accounting Series Release No. 118, to the extent relevant.

A variety of factors may be considered when determining the fair value of such securities, including, but not limited to the following:

• the type of security

• the size of the holding

• the cost of the holding

• the financial statements of the issuer

• the fundamental business data relating to the issuer

• an evaluation of the forces that influence the market in which these securities are purchased or sold

• transactions in comparable securities

• price quotes from dealers and/or pricing services

• information obtained from contacting the issuer, analysts or appropriate stock exchange

• the existence of merger proposals or tender offers that might affect the value of the security

Fair Value Measurements – The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Notes to financial statements

Macquarie Global Infrastructure Total Return Fund Inc.

1. Organization and Significant Accounting Policies (continued)

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing Management’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period. During the six months ended May 31, 2017, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments.

Changes in valuation techniques may result in transfers between the levels during the reporting period. The Fund recognizes transfers between the levels as of the end of each reporting period. In accordance with procedures established by, and under the general supervision of the Fund’s Board of Directors, certain equity securities listed or traded on foreign security exchanges in the Fund’s portfolio may include a fair valuation adjustment factor applied to their equity prices as of the end of the period and may be categorized as Level 2. Application of fair valuation adjustment factors was not deemed necessary at the end of the period and as such, equity securities listed or traded on foreign security exchanges were categorized as Level 1.

The following is a summary of the inputs used as of May 31, 2017 in valuing the Fund’s investments carried at value:

Securities*	Level 1	Level 2	Level 3	Total
Common Stock	$438,476,038	$—	$—	$438,476,038
Master Limited Partnership	20,861,715	—	—	20,861,715
Preferred Stock	2,887,797	—	—	2,887,797

Total Value of Securities	$462,225,550	$—	$—	$462,225,550

* For detailed country descriptions, see accompanying Schedule of Investments.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. Dollars.

Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. Dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

The Fund has elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

Distributions to Shareholders – The Fund intends to distribute to holders of its common shares quarterly distributions of all or a portion of its net income and/or realized gains after payment of interest in connection with any leverage used by the Fund. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund has received approval from the SEC for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted by the 1940 Act, provided that the Fund adheres to the distribution

Notes to financial statements

Macquarie Global Infrastructure Total Return Fund Inc.

1. Organization and Significant Accounting Policies (continued)

policy that requires the Fund to make level distributions each quarter to shareholders of common stock after payment of interest on any outstanding borrowings.

Securities Transactions and Investment Income – Investment security transactions are accounted for as of the trade date. Dividend income is recorded on the ex-dividend date. Distributions received from Master Limited Partnerships are recorded as return on capital on the ex-dividend date. Realized gains and losses from securities transactions are determined on the basis of identified cost for both financial reporting and income tax purposes.

2. Income Taxes and Tax Basis Information

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RICs”) and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six months ended May 31, 2017, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscal years 2010-2016 for all open federal income tax years (November 30, 2013–November 30, 2016), and all open state income tax years (November 30, 2010–November 30, 2016), as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Classification of Distributions – Net investment income/loss and net realized gain/loss may differ for financial statements and tax purposes. The tax character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end; accordingly, tax basis balances have not been determined as of May 31, 2017.

At May 31, 2017, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2017, the cost and unrealized appreciation (depreciation) of investments were as follows:

Cost of investments	$443,745,387

Aggregate unrealized appreciation of investments	$56,795,346
Aggregate unrealized depreciation of investments	(38,315,183)

Net unrealized appreciation of investments	$18,480,163

3. Capital Transactions

	Six months ended
	5/31/17	Year ended
	(Unaudited)	11/30/16
Shares:
Common Shares Outstanding - beginning of period	12,468,293	12,468,293
Common Shares Outstanding - end of period	12,468,293	12,468,293

4. Portfolio Securities

For the six months ended May 31, 2017, the Fund made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

Purchases	$164,299,808
Sales	$161,912,713

5. Investment Advisory and Management Agreement, Affiliated Transactions and Administration Agreements

On July 12, 2016, the Board of Directors approved the renewal of the Investment Advisory and Management Agreement with MCIM (the “Advisory Agreement”), pursuant to which MCIM serves as the Fund’s investment manager and is responsible for determining the Fund’s overall investment strategy and implementation through day-to-day portfolio management, subject to the general supervision of the Fund’s Board of Directors. MCIM is also responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, MCIM receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million up to and including $500 million, and 0.65% of the Fund’s Total Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage.

The Fund may place a portion of its portfolio transactions with a brokerage firm which is an affiliate of MCIM. The commissions paid to the affiliated firm totaled $6,164 for the six months ended May 31, 2017.

The Bank of New York Mellon (BNYMellon) is the Fund’s Administrator and Fund Accountant in accordance with certain fee arrangements.

Computershare Trust Company, N.A. (“Computershare”) serves as the Fund’s Transfer Agent, dividend-paying agent, and registrar. As compensation for Computershare’s services, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

6. Leverage

The Fund has entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage International Ltd. (the “BNP Paribas Facility” or the “Agreement”), which provides for a committed credit

Notes to financial statements

Macquarie Global Infrastructure Total Return Fund Inc.

6. Leverage (continued)

facility to be used as leverage for the Fund. The BNP Paribas Facility provides for secured, committed lines of credit for the Fund, where selected Fund assets are pledged against advances made to the Fund. Under the 1940 Act, the Fund, after any such borrowings, must have “asset coverage” of at least 300% (33 1/3% of the Fund’s Total Assets after borrowings). Under the current terms, the total amount of loans that may be outstanding at any one time, or the Maximum Commitment Financing (“MCF”), under the BNP Paribas Facility is $120,000,000 and Euro 40,000,000. The Fund may reduce the MCF by a total aggregate amount of up to $20,000,000 upon one business day’s prior notice (no more than one time per calendar month). The Fund pays 0.70% per annum above 3-month LIBOR for the U.S. Dollar line and 0.70% above the 3-month EURIBOR for the Euro line. The Fund pays a commitment fee of 0.50% on the undrawn MCF.

On July 23, 2014, $60,000,000 of the U.S. Dollar line was fixed at a rate of 2.453% for a five year period. The Fund paid an arrangement fee of 0.25% on the fixed rate borrowing.

As of May 31, 2017, the Fund had $48,000,000 and Euro 34,000,000 in leverage outstanding on the variable lines and $60,000,000 outstanding on the fixed line. The daily average amounts outstanding over the period on the variable line was $38,283,762, with an average rate on the borrowing of 1.79%, and Euro 28,483,516, with the average rate on borrowing of 0.70%.

The unused amount under the BNP Paribas Facility was $12,000,000 and Euro 6,000,000 at May 31, 2017. The loan payable is carried at value, and the Euro line is adjusted daily for foreign currency translation. At May 31, 2017, the Fund maintained an asset coverage of 336%, and the market value of the securities pledged as collateral for the BNP Paribas Facility totaled $298,435,228.

7. Soft Dollar Arrangement

MCIM maintains commission sharing arrangements with various executing brokers in which a portion of total commissions paid by the Fund is allocated to a pool of “credits” maintained by a broker. These credits may be used to pay for a portion of MCIM’s permitted investment research services.

8. Compensation of Directors

The non-interested Directors of the Fund receive a quarterly retainer of $10,000 and the Chairman of the Board of Directors receives a quarterly retainer of $12,188. Non-interested Directors and the Chairman also receive an additional $2,500 for each meeting attended, and $1,500 for each telephonic meeting. Additional out-of-pocket expenses are paid as incurred.

9. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

10. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

11. Subsequent Events

Distributions – On June 2, 2017, the Fund announced a Board-approved regular quarterly distribution of $0.37 per common share. The distribution was paid on June 30, 2017 to shareholders of record on June 16, 2017.

Investment Advisory and Management Agreement – On July 11, 2017 the Board of Directors approved the renewal of the investment advisory and management agreement with MCIM.

Management has determined that no other material events or transactions occurred subsequent to May 31, 2017 that would require recognition or disclosure in the Fund’s financial statements.

Additional information (Unaudited)

Macquarie Global Infrastructure Total Return Fund Inc.

Dividend Reinvestment Plan

Unless a stockholder of the Fund (“Stockholder”) elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, Computershare, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by Computershare, as dividend paying agent.

If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:

•	If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

•	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, if any, to the Stockholder.

The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information a Stockholder may need for tax records. Common Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.

There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions.

If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial adviser for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare, PO Box 505000, Louisville, KY 40233 or Computershare, 462 South 4th Street, Louisville, KY 40202 (for overnight courier), 1-866-587-4518.

Fund Proxy Voting Policies & Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without a charge, upon request, by contacting the Fund at 1-866-567-4771 or on the Fund’s website at http://www.macquarie.com/mgu and on the Commission’s web site at http:// www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-866-567-4771 or on the Fund’s website at http://www.macquarie.com/mgu and on the Commission’s web site at http:// www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

Shareholder Meeting

On June 20, 2017, the Fund held its Annual Meeting of Stockholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: Election of two (2) Class III Directors to serve until the 2020 Annual Meeting of Stockholders or until his successor is duly elected and qualifies.

Brad Frishberg

	Shares Voted	% Voted
For	8,921,182.533	98.471%
Withheld	138,525.776	1.529%

Total	9,059,708.309	100.000%

Additional information (Unaudited)

Macquarie Global Infrastructure Total Return Fund Inc.

Chris Lavictoire Mahai

	Shares Voted	% Voted
For	8,770,627.651	96.810%
Withheld	289,080.658	3.190%

Total	9,059,708.309	100.000%

Notice

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Section 19(a) Notices

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the 1940 Act, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain, and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions
for the six months ended
May 31, 2017
Net
Net	Realized	Return	Total Per
Investment	Capital	of	Common
Income	Gains	Capital	Share
$0.1148	$0.1952	$0.4300	$0.7400

% Breakdown of the
Total Cumulative Distributions
for the six months ended
May 31, 2017
Net
Net	Realized	Return	Total Per
Investment	Capital	of	Common
Income	Gains	Capital	Share
15.51%	26.38%	58.11%	100.00%

The Fund’s distribution policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular quarter and may at times in any particular quarter pay out such accumulated but undistributed income in addition to net investment income earned in that quarter. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of net investment income earned by the Fund during such quarter. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

Directors & Officers

May 31, 2017 (Unaudited)

Certain biographical and other information relating to the Directors and Executive Officers of the Fund are set out below, including their year of birth, their principal occupations for at least the last five years,

Name, Birth Year and Address[1]	Position(s) Held	Term of Office and Length of
of Director	with the Fund	Time Served[2]
Biographical Information of the Non-Interested Directors of the Fund
Gordon A. Baird*	Class I Director	Since July 2005
Birth Year: 1968

Thomas W. Hunersen*	Class II Director	Since July 2005
Birth Year: 1958

Chris LaVictorie Mahai*	Class III Director	Since July 2005
Birth Year: 1955
Biographical Information of the Interested Directors of the Fund
Brad Frishberg	Class III Director	Since January 2011
Birth Year: 1967

[1]	Each Director may be contacted by writing to the Director c/o Macquarie Global Infrastructure Total Return Fund Inc., 125 West 55th Street Level 9, New York, NY 10019.

[2]	Each Director’s term of office extends until the next stockholder meeting for the purpose of electing Directors in the relevant class and until the election and qualification of a successor, or until such Director dies, resigns or is removed as provided in the governing documents of the Fund.

*	Member of the Audit Committee.

the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager (“MCIM-Affiliate Advised Funds”) and other public company directorships.

	Number of
	MCIM-Affiliate	Other Public
Principal Occupation(s)	Advised Funds	Company
During Past Five Years	Overseen	Directorships

Mr. Baird is the President and Chief Executive Officer of MPIB Holdings, LLC. Mr. Baird was the Chief Executive Officer of Independence Bancshares, Inc. from 2013 to 2015. Mr. Baird was an Operating Advisor to Thomas H. Lee Partners L.P in 2011 and 2012. From 2003 to 2011 Mr. Baird was Chief Executive Officer of Paramax Capital Partners LLC. Prior to 2003 Mr. Baird was a Director at Citigroup Global Markets, Inc, an investment analyst at State Street Bank and Trust Company and real estate analyst at John Hancock Real Estate Finance Inc. Mr. Baird is a Chartered Financial Analyst.	1	None
Mr. Hunersen served as Group Executive – Corporate & Institutional Recovery at Irish Bank Resolution Corporation, Dublin, Republic of Ireland until 2013; Head of Strategy Projects - North America – Bank of Ireland, Greenwich, Connecticut, 2004; Chief Executive Officer, Slingshot Game Technology Inc., Natick, Massachusetts, 2001 – 2003; and EVP and Global Head of Energy & Utilities, National Australia Bank Limited, Melbourne, London and New York, 1987 – 2001.	1	None
Ms. Mahai has been Owner/Managing Member/Partner of Aveus, LLC (general management consulting) since 1999.	1	None

Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Asset Management since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of J.P. Morgan Asset Management from 2000 – 2008.	1	None

Directors & Officers

May 31, 2017 (Unaudited)

Name, Birth Year and Address	Position(s) Held	Term of Office and Length
of Officer	with Fund(s)	of Time Served[3]
Biographical Information of the Executive Officers of the Fund
Brad Frishberg	Chief Executive Officer and	Since May 2010
Birth Year: 1967	President
125 West 55th Street
New York, NY 10019
William Fink	Chief Compliance Officer	Since September 2014
Birth Year: 1968 125 West 55th Street
New York, NY 10019
John H. Kim	Chief Legal Officer and	Since February 2011
Birth Year: 1971	Secretary
125 West 55th Street
New York, NY 10019
Meredith Meyer	Chief Financial Officer and	Since February 2011
Birth Year: 1973	Treasurer
125 West 55th Street
New York, NY 10019
[3]	Each officer serves an indefinite term.

Principal Occupation(s) During the Past Five Years

Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Asset Management since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management from 2000 – 2008.

Mr. Fink is a Senior Manager for Macquarie Bank Limited (September 2014 – present); previously, he was the Chief Compliance Officer for EACM Advisors LLC, a subsidiary of the Bank of New York Mellon (January 2011 – September 2014) and was President and Chief Compliance Officer of IMS Financial (June 2004 – December 2010).

Mr. Kim is Managing Director and U.S. General Counsel of Macquarie Asset Management (June 2009 – present); previously, he was Head of U.S. Alternatives Legal within the Asset Management Division of Deutsche Bank AG (April 2001 – June 2009).

Ms. Meyer is an Associate Director and Chief Operating Officer of MCIM (2009 – present). She has been with Macquarie Asset Management since 2007. Previously, she was Vice President at Marsh & McLennan Companies from 2003 to 2006.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated January 6, 2009, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 12(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Macquarie Global Infrastructure Total Return Fund Inc.

By (Signature and Title)*	/s/Brad Frishberg
Brad Frishberg,
Chief Executive Officer/Principal Executive Officer

Date	7/20/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Brad Frishberg
Brad Frishberg,
Chief Executive Officer/Principal Executive Officer

Date	7/20/17

By (Signature and Title)*	/s/Meredith Meyer
Meredith Meyer,
Treasurer, Chief Financial Officer/Principal Financial Officer

Date	7/20/17

* Print the name and title of each signing officer under his or her signature.